                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-96081, No. 333-92204 and No. 333-66289) of IXYS
Corporation of our report dated July 11, 2003, relating to the financial statements which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
July 14, 2003